Exhibit 10.9

Shenzhen Housing Rental

Contract

Shenzhen Housing Rental Management Office

房屋租赁登记备案须知

Notes on the registration of rental housing

一、办理房屋租赁登记备案需提交的资料：

Submitted material of registration of rental house which required.

（一）房地产权力证书或者证明其产权（使用权）的其他有效证件（提供原件并留复印件）

The property ownership certificate or other certificate to prove its’ ownership(Use right) or others valid documents (provided original and reserve the copy)

（二）出租人、承租人身份证明或者法律资格证明，包括：

The identity of leaser and lessee or legal qualification ,including:

港澳台居民：港澳居民来往内地通行证、台湾居民来往大陆通行证。

Hong Kong, Macao and Taiwan residents: the inland pass of Hong Kong and Macao residents, the mainland pass of Taiwan residents.

境外人士：护照（有居留许可或入境签证）

Overseas: passport (residence permit or entry visa)

以上证件，均需要提供原件并留复印件。

The above documents are required to provide the original and leave a copy.

1、单位 Organization

营业执照（社会信用代码）、部队证件、境外企业合法开业证明（提供原件并留复印件）。境外企业合法开业证明须附中文译本，未经中国相关职能部门认证的，需经使领馆公证或认证。

Business license (Social Credit Code), Military documents, certificate of lawful opening of overseas enterprises (original and leave a copy). The legal certificate for the legal establishment of an overseas enterprise shall be accompanied by a Chinese translation, If it is not certified by the relevant functional departments of China, it should be notarized or certified by the embassy.

（三）共有房屋出租的，须提供所有共同人同意出租证明。

Mutual rental housing shall provide the proof that all the people agree to rent.

（四）授权委托Authorization

1、产权为个人：须出具委托人和委托代理人的有效身份证件（查验原件，留存复印件）和授权委托书（原件），委托人须在授权委托书上载明委托事项和签署地；若无法取得委托人的身份证原件，须出具经委托人签字确认的身份证复印件。当事人在境外签署的委托书应按规定经过公证和认证。

Individual property rights: provide the valid identity certificate of entruster and entrusted agent(original inspection, retained copy) and letter of authorization(original). The entruster shall specify the entrusted matters and the place of signature in the letter of authorization. If can not provide the original identity of the client, it should provide a copy of the identity card,and the copy should be with entruster’s signature. The power of attorney signed by the parties abroad shall be notarized and certified in accordance with the relevant provisions

2、产权为单位：经办人非法定代表人和负责人的，还须出具法定代表人或负责人的授权委托书（原件），委托人须在授权委托书上载明委托事项和签署地。当事人在境外签署的委托书应按规定经过公证和认证。

Organizational property rights: If the operator is not the legal representative and the leading official, he shall also issue a power of attorney of the legal representative or the leading official (original). The principal shall specify the entrusted matters and the place of signature in the power of attorney. If the power of attorney signed by the parties abroad shall be notarized and certified in accordance with the relevant provisions.

（五）房屋租赁合同。Lease Agreement

Lease Agreement

Landlord(Party A)：  深圳市新确数码科技有限公司  Shenzhen Xinque Digital Technology Co., Ltd

House information code：

Address：  深圳市罗湖区莲塘工业区第一小区   No.1 Sub-district, Liantang Industry Zone, Luohu District, Shenzhen

Zip code：       518004                         Contact number：  25708821

Social credit code or valid certificate number：   19234703-2

Agent：

Address：

Zip code：                            Contact number：

Social credit code or valid certificate number：

Tenant(Party B)：  深圳市波特货栈电子商务有限公司   Shenzhen Porter Warehouse E-Commerce Co. Ltd.

House information code：

Address：  深圳市罗湖区莲塘路国威公司工业厂房 125 栋 1203 室   Room 1203, Guowei Industrial Building #125, Guowei Road, Liantang, Luohu, Shenzhen

Zip code：   518004                     Contact number：   25906776

Social credit code or valid certificate number： 06719107-5

Agent：

Address：

Zip code：                                 Contact number：

Social credit code or valid certificate number：

依据《中华人民人民共和国合同法》 、《中华人民共和国城市房地产管理法》、《商品房屋租赁管理办法》、《深圳市人民代表大会常务委员会关于加强房屋租赁安全责任的决定》的规定，经甲、乙双方协商一致 ，订立本合同。

According to “the people’s Republic of China Contract Law”, “People’s Republic of China City real estate management law”, “commodity housing rental management approach”, “Shenzhen Municipal People’s Congress Standing Committee on strengthening the housing rental security responsibility” provisions of the A and B both sides agreed to enter into this contract.

第一条  甲方将位于深圳市  罗湖      区莲塘路国威公司工业厂房125栋1203室

的房屋（以下简称租赁房屋）出租给乙方使用。

Article 1  Party A will lease to Party B the house(hereinafter rental house) which is located at_ Room 1203, Guowei Industrial Building #125, Guowei Road, Liantang, Luohu district，Shenzhen city.

租赁房屋出租面积共计 44.57    平方米。产权人或合法使用人为 深圳市新确数码科技有限公司        ；房地产权利证书或者证明其产权（使用权）的其他有效证件名称及号码： 深房地字第2000371676号                             。

Rental housing with a total area of    44.57     ㎡，property owner or legal person is Shenzhen Xinque Digital Technology Co., Ltd ,the number of real estate certificate or other valid documents to prove its property right (use right) is Shen Fangdi # 2000371676

第二条  租赁房屋的单位租金按房屋出租面积每平方米每月人民币  45      元（大写：肆拾伍         元）计算，月租金总额为人民币 2005.65        元（大写： 贰仟零伍元陆角伍分  元）。

Article 2 The rental for the rental housing is  45  RMB per ㎡，（Capital written:                  RMB）,monthly rental is total 2005.65          RMB, (Capital written:              RMB）.

第三条  乙方应于  /        年  /   月    / 日前交付首期租金，金额为人民币 /    元（大写：     /         元）

Article 3 Party B should afford the initial rent before   /   (day)   /  (month)                                       (year), (Capital written:                     /     yuan）.

第四条  乙方应于：

Article 4 Party B should afford the rent to Party A

□每月     10                            日前；

Before the   10th      day of every month;

□每季度第   /   个月    /    日前；

Before the    / day and the   /    month of every quarter;

□每半年第       /     个月     /      日前；

Before the     /  day and the   /    month of every half year;

向甲方交付租金；甲方收取租金时，应向乙方开具税务发票。

Party A shall issue tax invoice to Party B when deriving the rent.

（上述四种方式双方应共同选择一项，并在所选项□内打”√”）

Both parties agree to select which item of above four ways, they tick “√”within the □ before the item.

第五条  乙方租用租赁房屋的期限自  2016 年    8  月  1 日起至2017   年  7 月      31  日止。

Article 5 Fixed term of Party B is from August 1, 2016 to July 31, 2017.

前款约定之期限不得超过批准的土地使用年限，且不得超过20年，超出部分无效。

The period specified in the preceding clause shall not exceed the approved land use life, and shall not exceed 20 years, and the excess shall be invalid.

第六条  租赁房屋用途：   厂房                   。

Article 6 The rental house is for  business use only.

本合同租赁房屋的用途应与房地产权利证书的使用用途保持一致，未经有关部门批准禁止擅自改变用途。

The use of rental house should be consistent with the use of real estate rights certificate, without the approval of the relevant departments, unauthorized change of use is prohibited.

第七条 甲方应与于     /   年   /  月    /   日前将租赁房屋交付乙方使用，并办理移交手续。

Article 7 Party A shall deliver the rental house to Party B before   /    day            month    /  year, and handle transfer formalities.

甲方迟于前款时间交付租赁房屋，乙方可要求将本合同有效期顺延，双方应书面签字确认并报辖区房租租赁登记备案机关登记备案。

If party A deliver the rental house later than the time of preceding clause, Party B retains the right to postpone the validity period of the contract, both parties should be written signature and reported to the district housing rental registration authority.

第八条  交付租赁房屋时，双方应就租赁房屋及其附属设施的当时状况、附属财产灯有关情况进行确认，并在附页中补充列明。

Article 8 In the case of the delivery of the rental house, the two parties shall confirm the situation of the rental house and their ancillary facilities, Ancillary property, etc. and make a supplement to the attached page.

第九条 甲方交付租赁房屋时，可向乙方收取 贰 个月（不超过三个月）租金数额的租赁保证金，即人民币4011.3元（大写：肆仟零壹拾壹元叁角）

Article 9 When delivers the rental house, Party A might request two month (not exceeding 3 months) rent as rental deposit. That is 4011.3 RMB（Capital written： RMB）

甲方收取租赁保证金，应向乙方开具收据。

Party A shall issue a receipt to Party B for the rental deposit.

甲方向乙方返还租赁保证金的条件：

The conditions for Party A return the rental deposit to Party B.

1、 合同期满并结清租金、管理费、水电费等 Expiration of the Lease, rent, utility and management fees have been fully paid

2、 内部设施完好 Interior of the property is in good condition

3、 改动部分恢复原样、并经甲方验收同意 any changes have been reversed and accepted by Party A

□只满足条件之一。Only one condition.

☒ 全部满足。All conditions.

（上述两种方式双方应共同选择一种，并在所选项□内打“√”）

Both parties agree to select which item of above two ways, they tick “√”within the □ before the item.

返还租赁保证金的方式及时间： 15个工作日 。

The way and time of returning the rental deposit: 15 business days .

出现下列情形之一的，甲方可不返还保证金：

In any of the following circumstances, Party A may not return the rental deposit.

1、 合同未到期 Within the term of lease

2、 拖欠租金管理费或其它应交费用 overdue rent or other fees

3、 房屋及设施设备在损坏 damages to the house and other facilities

第十条 租赁期间，甲方负责支付租赁房屋所用土地的使用费及基于房屋租赁产生的税      费；乙方负责按时支付租赁房屋的水电费、卫生费、房屋（大厦）物业管理

费、费等因使用租赁房屋所产生的其他费。

Article 10 During the lease term, Party A shall be responsible for the payment of the land used of the rental house and the payment based on the lease, Party B shall be responsible for the rental house’s timely payment of water and electricity, sanitary fee， property management fee，and other charges arising from the use of rental house.

第十一条 甲方应确保交付的租赁房屋及其附属设施的安全性符合有关法律、法规或规章的规定。

Article 11 Party A shall ensure that the safety of the rental house and their attached facilities is in compliance with the relevant laws, regulations or rules.

第十二条 乙方应合理使用租赁房屋过程中，并不得利用租赁房屋从事违法行为；对乙方正常、合理使用租赁房屋，甲方不得干扰或者妨碍。

Article 12 Party B shall not engage in illegal acts in the course of the rational use of the rental house, and Party A shall not interfere with or hamper Party B’s normal and reasonable use of the rental house.

第十三条 乙方在使用租赁房屋过程中，如非因乙方过错所致，租赁房屋或其附属设施出现或发生妨碍安全、正常使用的损坏或故障时，乙方应及时通知甲方并采取可能之有效措施防止缺陷的进一步扩大；甲方应在接到乙方通知后 15 日内进行维修或径直委托乙方代为维修，乙方无法通知甲方或甲方接到通知后不在上述约定的时间内履行维修义务的，乙方可代为维修。

Article 13 During the course of Party B using the rental house, any damage or malfunction that occurs when the rental house or their ancillary facilities are in danger of safety and normal use and these not due to Party B’s fault. Party B shall promptly notify Party A and take effective measures to prevent further expansion. Party A shall carry out maintenance or directly entrust Party B to repair it within 15 days after receiving the notice of Party B. If Party B fails to notify Party A or Party A do not perform the maintenance obligations within the time limit stipulated in the contract, Party B can take the place of Party A to repair.

发生特别紧急的情况必须立即进行维修的，乙方应先行代为维修并即使将有关情况通知甲方。

In case of a special emergency, the Party B shall be responsible for the maintenance of the goods immediately. Party B shall be responsible for the maintenance on behalf of Party A and notify Party A of the relevant information.

上述两款规定情形下发生的维修费用（包括乙方代为维修及因防止缺陷扩大而支出的合理费用）由甲方承担。乙方未尽上述两款规定义务，未能及时通知或采取可能之有效措施，导致损失扩大的，该（扩大）部分维修费用由乙方自行承担。

The maintenance costs incurred in the following two conditions(1. Party B repair and maintain for Party A and Reasonable expenses incurred for the prevention of defects) shall be borne by Party A.

第十四条 因乙方使用不当或不合理使用，导致租赁房屋或其附属设施出现或发生妨碍安全、损坏或故障等情形的，乙方应负责维修或赔偿并及告知甲方。

Article 14 Party B shall be responsible for the repair or compensation of the rental house if any improper use or unreasonable use for the its attached facilities, such as safety, damage or malfunction, etc..

乙方如改变房屋的内部结构、装修或设置对房屋结构有影响的设备，设计规模、范围、工艺、用 料等方案均须事先征得甲方的书面同意后方可施工。租赁期满后或因乙方责任导致退租的，除双方另有约定外，甲方有权选择一下权利中的一种：

If Party B changes the internal structure of the house, the decoration or the equipment which has influence on the structure of the house, design scale, scope, process, materials and others plans, Shall obtain Party A’s prior written consent before construction. After the expiration of the lease or due to the responsibility of the Party B, the lessees throw a lease. Unless otherwise agreed by both parties,or Party A has the right to choose one of the following;

□依附于房屋的装修甲方所有Decoration attached to the house own by Party A

☒ 要求乙方恢复原状Request Party B’s reinstatement.

□向乙方收取恢复工程实际发生的费用。Request Party B to afford the actual reinstatement cost.

（上述三款双方应共同选择一项，并在所选项□内打“√”）

Both parties agree to select which item of above three ways, they tick “√”within the □ before the item.

第十五条Article 15

□租赁期间，乙方可将租赁房屋全部或部分转租予他人，并到房屋租赁主管机关办理登记备案手续。但转租期间不得超过本合同约定之租赁期限。

During the lease term, Party B might lease all or part of the rental to others, but the registration procedures in the rental housing authority is necessary. And the lease term shall not exceed the term of the lease

□租赁期间，乙方不得将租赁房屋全部或部分转租予他人。

During the lease term, Party B shall not lease all or part of the rental house to others.

（上述三款双方应共同选一项，并在所选项□内打“√”）

Both parties agree to select which item of above three ways, please tick “√”within the □ before the item.

第十六条 本合同有效期内，甲方需转让租赁房屋的部分或全部产权的，应在转让前一个月书面通知对方，乙方在同等条件下有优先购买权。乙方应在收到甲方书面通知后 5 个工作日内给予甲方书面回复，逾期视为自动放弃。

Article 16 Within the validity of this contract, if party A needs to transfer part or all of the rental house, it shall notify party B one month in advance. Party B has priority to purchase and should notify Party in writing within 5 days after Party A’s notice.

第十七条 本合同有效期内，发生下列情形之一的，允许解除或变更本合同：

Article 17 In the event of any of the following circumstances within the validity of this contract, the contract is subject to termination or alteration.

（一）发生不可抗力，使本合同无法履行；

Force majeure, the contract can not be fulfilled.

（二）政府征用、收回或拆除租赁房屋；

Government expropriation, recovery or demolition of rental house.

（三）甲、乙双方协商一致。

Party A and B have reached an agreement.

第十八条 出现下列情形之一时，甲方可就因此造成的损失，

Article 18 In the event of any of the following circumstances, Party A may take the following measures;

□1、要求乙方恢复房屋原状；

Require Party B to restore as the original house.

□2、向乙方请求损害赔偿；

Claim damages to Party B.

☒ 3、不予退还租赁保证金；

Lease deposit is non-refundable.

□4、要求乙方支付违约金人民币 / 元（大写： / 元）。

Require Party B to pay liquidated damages / RMB, （Capital written： / RMB）。

（上述四种方式由双方协商选取，但第3、4项不能同时选取；在相应□内打“√”）：

Both parties agree to select which items of above four ways, but the third and fourth items cannot be selected at the same time, please tick “√”within the □ on the relevant item.

（一）乙方拖欠租金达 30 天（ / 个月）以上；

Party B has been in arrears for more than months and 30 days;

（二）乙方拖欠可能导致甲方损失的各项费用达 2000 元以上；

Party B’s default has caused Party A’s loss of more than 2000 RMB.

（三）乙方利用租赁房屋进行非法活动，损害公共利益或者他人利益的；

Party B carries out illegal activities in the rental house, thereby damaging the public interest or the interests of others.

（四）乙方擅自改变租赁房屋结构或者用途；

Party B changes the structure or use of the rental house without authorization.

（五）乙方违反本合同第十四条规定，不承担维修责任或支付维修费用，致使房屋或设备严重损坏的；

If Party B violates the provisions of article fourteenth of this contract and it is not responsible for maintenance or maintenance costs, that cause serious damage to the house or equipment.

（六）未经甲方书面同意的及有关部门批准，乙方擅自将租赁房屋进行装修；

Without Party A’s written consent and approval of the relevant departments, Party B makes a decoration without authorization.

（七）乙方擅自将租赁房屋转租第三人的。

Party B leases the rental house to the third party.

除追究乙方损害赔偿责任或违约责任外，甲方还可依据上述情形向乙方提出变更合同条款或解除合同，解除合同通知书已经合法送达，甲方有权申请单方面注销房屋租赁登记备案。

Except for Party B’s liability for damages or liability for breach of contract, Party A may also propose to change the terms of the contract or terminate the contract. Once the notice of termination of the contract has been legally served, Party A has the right to apply for unilateral cancellation of housing rental registration record.

第十九条 出现下列情形之一时，乙方可就因此造成的损失，

Article 19 In case of any of the following circumstances, Party A may take the following measures;

☒ 1、向甲方请求损害赔偿；

Claim damages to Party A.

□2、请求甲方双倍退还租赁保证金；

Require party A double refund of the deposit.

□3、甲方支付违约金人民币 / 元（大写： / 元）。

Party A shall pay liquidated damages / RMB（Capital written： / RMB）。

（上述三种方式由双方协商选取，但第2、3项不能同时选取；在相应□内打“√”）：

Both parties agree to select which items of above three ways, but the second and third items cannot be selected at the same time, please tick “√”within the □ on the relevant item.

（一）甲方迟延交付租赁房屋 30 天（ / 个月）以上；

Party A delays in the delivery of rental house more than 30 days and / months.

（二）甲方违反本合同第十一条约定，租赁房屋的安全性不符合相关法律、法规或规章的规定的；

Party A violates the provisions of article eleventh of this contract, the security of the rental house does not conform to the provisions of the relevant laws, regulations or rules.

（三）甲方违反本合同第十三条规定，不承担维修责任或支付维修费用的；

Party A violates the provisions of article thirteenth of this contract, does not assume responsibility for maintenance or maintenance costs

（四）未经乙方同意或有关部门批准，甲方将租赁房屋进行改建、扩建或装修的；

Without the consent of Party B or the approval of the relevant departments, Party A makes renovation, expansion or renovation to the rental house.

（五）甲方无正当理由，单方要求提前解除（终止）合同的。

Party A terminates the contract in advance without cogent reason.

除追究甲方损害赔偿责任或违约责任外，乙方还可依据上述情形向甲方提出变更合同条款或解除合同，解除合同通知书已经合法送达，乙方有权申请单方面注销房屋租赁登记备案。

In addition to pursue party A liability for damages or liability for breach of contract, Party B might also propose to change the terms of the contract or terminate the contract to Party A according to the above situation. Once the notice of termination of the contract has been legally served, Party B has the right to apply for a unilateral cancellation of the housing rental registration record.

第二十条 本合同终止后，乙方应于 5 日内迁离并返还租赁房屋，并保证租赁房屋及附属设施的完好（属正常损耗的除外），同时结清应当由乙方承担的各项费用并办理有关移交手续。

Article 20 After the termination of the contract, Party B shall move out and return the rental house within 5 days, and make sure the rental housing and ancillary facilities are intact (except normal wear and tear), to settle all the expenses borne by Party B and handle the transfer formalities.

乙方逾期不迁离或不返还租赁房屋的，甲方有权依法律规定或依合同约定收回租赁房屋，并就逾期部分向乙方收取相当于双倍租金的赔偿金。

If Party B delay to move away or not return rental house, Party A has the right to recover the rental house in accordance with the provisions of the law or in accordance with the contract.

第二十一条 本合同约定之租赁期间届满，乙方需继续租用租赁房屋的，应于租赁期届满之日前 叁 个月向甲方提出续租要求；在同等条件下乙方对租赁房屋有优先承租权。

Article 21 When the lease term expires in the contract, if Party B needs to continue the to lease rental house, should propose renewal request Party A before 3 months within the expiration.

甲、乙双方就续租达成协议的，应重新签订合同，并到房屋租赁主管机关重新登记备案。

If both parties reach the agreement of continued leasing, the contract should renew and make the registration again in the housing rental authority.

第二十二条 甲乙双方应当签订《深圳市房屋租赁安全管理责任书》。甲方提供的出租房屋应符合安全使用的标准和条件，不存在任何安全隐患。出租房屋的建筑、消防设备、燃气设备、电力设备、出入口和通带等应符合市政府规定的安全生产、消防、治安、环保、卫生等管理规定或标准使用出租房屋，并有义务保证出租屋在使用中不存在任何安全隐患。本合同约定的各项条款，甲乙双方均须自觉履行，如有一方违约，按合同约定承担相应违约责任。

Article 22 Party A and Party B shall sign the “Shenzhen housing lease safety management responsibility”. The rental housing provided by Party A shall conform to the standards and conditions for safe use, make sure no security risk. Rental house construction, fire fighting equipment, gas equipment, electrical equipment, entrances and pass band should comply with the safety production, fire protection, security, environmental protection, health management regulations or standards stipulated by the municipal government to use rental house, and to ensure that there is no security risk in the use of rental housing. The terms and conditions of this agreement, Party A and Party B should consciously perform, if one party defaults, according to the contract agreed to assume the corresponding liability for breach of contract.

第二十三条 甲、乙双方可就本合同未尽事宜在附页中另行约定；附页之内容作为本合同的一部分，经双方签章后与本合同具有同等效力。

Article 23 Both parties can make attached page if any unsettled affairs. Attached content as a part of the contract, has equal effect after signed by both parties.

甲、乙双方在租赁前对本合同内容达成变更协议的，双方须在变更协议成立后三十日内到元房屋租赁登记备案机关登记备案。

Party A and Party B have reached an agreement on the content of the contract before the lease, the parties shall, within thirty days after the establishment of the change agreement.

第二十四条 甲、乙双方就本合同发生的纠纷，应通过协商解决；协商解决不成的么提请房屋租赁主管机关调解或向：

Article 24

□深圳国际仲裁院申请仲裁；Shenzhen International Court of arbitration for arbitration.

□深圳市仲裁委员会申请仲裁；Shenzhen International Court of arbitration for arbitration.

☒ 租赁房屋所在地的人民法院提出诉讼。The people’s Court of the place where the leased house is located

（以上纠纷解决方式由双方协商选择一种，并在相应□内打“√”）

The way to solve the dispute through consultation by the two parties a selection, and playing in the corresponding.

第二十五条 甲乙双方约定以下通信地址为双方通知或文件的传达地址：

Article 25 Party A and Party B agree to the following address for the communication of both sides or the notice of document.

甲方传达地址： /

Party A address:

乙方传达地址： /

Party B address:

如上述地址未约定的，以双方当事人签署合同的通信地址作为传达地址。

If the above address is not agreed, the parties to the contract signed by the communication address as the address.

送达地址未经书面变更通知，一直有效。一方给另一方的通知或文件按传达地址邮寄视为送达。如上述地址邮寄文件被邮政部门退回的，退回之日视为送达之日。

When the mailing address is not noticed, it will always be valid. One party to the other party’s notice or document is deemed to be delivered at the mailing address. If the document to the above address is returned by the postal department, the date of return shall be deemed to be the date of delivered.

第二十六条 本合同自签订之时起生效。

Article 26 This contract shall come into force as of the date of signing.

甲、乙双方应自签订合同之日起三十日内到房屋租赁主管机关办理房屋租赁登记备案手续。

Party A and Party B shall go for the registration of the rental house within thirty days from the date of signing the contract.

第二十七条 本合同以中文文本为正本。

Article 27 This contract is according to Chinese language if contradictions occur.

第二十八条 本合同一式 贰 份，甲方执 壹 份，乙方 壹 份，合同登记机关执 / 份，有关部门执 / 份。

Article 28 This contract is made in 2 copy, Party A shall hold 1 copy, Party B shall hold 1 copy, and the contract registration organ shall hold / copy, and the relevant departments shall hold / copy.

甲方（签章）：Party A (signature)深圳市新确数码科技有限公司Shenzhen Xinque Digital Technology Co., Ltd

法定代表人：Legal representative 朱广平 /s/ Guangping Zhu

联系电话：Contact Number

银行账号：Bank account

委托代理人（签章）：Agent (signature): August 1, 2016

乙方（签章）：Party B (signature) 深圳市波特货栈电子商务有限公司 Shenzhen Porter Warehouse E-Commerce Co. Ltd.

法定代表人：Legal representative 陈宗华 /s/ Zonghua Chen

联系电话：Contact Number

银行账号：Bank account

委托代理人（签章）：Agent (signature): August 1, 2016

（附页）

(Attached)

特别提示

Special Notice

1、签订合同之前，当事人双方应当仔细阅读合同，经双方协商可对合同条款的内容作增删、选择、

补充、填充、修改。合同签订后，未被修改的内容及当事人填写的内容（经当事人双方签字或盖章确认）视为本合同约定内容。本合同中的选择、补充、填充、修改内容以手写项的效力优先。

Before signing the contract, both parties should carefully read the contract, the terms of the contract can be made additions, selection, filling, modify, supplement after negotiation. After the signing of the contract, The contents not modified and the contents of the parties concerned(Signed and sealed by both parties) shall be regarded as the contents of this contract. The selection, supplement, filling and modification of the contract shall be prior based on the effectiveness of the handwriting.

2、在签订合同前，出租人应当向承租人出示房地产权利证书或者证明其拥有房地产权的其他有效证件以及能证明出租人身份或者法律资格的证明。房屋委托他人代管的还需提供授权委托书；共有房屋出租的，须提供所有共有人同意出租证明和授权委托书；承租人应当向出租人出示承租人身份证明或者法律资格证明。

Before signing the contract, the lessor shall present the certificate of real estate rights to the lessee or other valid documents that prove that he owns the property right of the premises, and the certificate of the identity or legal qualification of the lessor.

3、当事人签订、履行合同均应依法进行，不得违反法律有关程序规定或从事违法行为。

The parties to sign and perform the contract shall be carried out in accordance with the law, shall not violate the relevant provisions of the law or engage in illegal activities.

4、本合同已经签订，对双方当事人具有法律约束力。当事人须按照双方约定履行自己的义务，非经法定或约定不得擅自变更或解除合同。

Once the contract has been signed, it is legally binding force on both parties. The parties shall perform their obligations in accordance with the agreement, and shall not alter or terminate the contract without legal or contractual agreement.

5、合同中由当事人自行填写的内容，均应当适应碳素墨水或蓝黑墨水，用毛笔、钢笔、签字笔填写并签字或盖章确认。

The contents of the contract written by the parties themselves, shall adapt to carbon ink or black ink, brush, pen, fill out and signed or stamped by.

6、本合同文本部分条款中有空白处（以下划线标出），可供当事人约定；还有部分条款可供当事人选择（以□标出）。

There is a blank in the part of the text of this contract (underlined), may be agreed by the parties, some clauses for parties to choose (mark□).

7、签订本合同后，双方当事人应当及时共同到房屋租赁管理主管部门本里登记或备案。

After the signing of this contract, the parties shall promptly to the housing rental management department for registration.

8、租赁双方当事人可根据实际需要决定本合同原件的分数并在签订合同时认真核对，确保各份合同相互之间内容一致，在任何情况下，双方当事人都应当各自持有至少一份合同原件。

The parties can decide according to the original contract marks and check carefully in the contract when actual needs, to ensure that the contract between the content. In any case, both parties shall each hold at least one original contract.

9、本合同内容发生重大变更或解除的，当事人应当及时到原登记机关办理相关手续。

The contents of the contract has changed or eliminated, the parties shall go to the original registration authority for the relevant formalities.

10、双方当事人可就租赁期满、解除合同后如何处置出租房屋内留置物品进行协商，在附页中约定。

In the attached page, both parties can negotiate how to dispose of the rental house on expiry of the lease and after the termination of the contract.

11、本合同第六条”租赁房屋用途”应按以下内筒填写：商业、办公、厂房、仓库、综合、其他。

The contract of the sixth “rental housing purposes” should be filled in the following: commercial, office, factory, warehouse, integrated, other.

深圳市房屋租赁安全管理

Shenzhen Housing Security Management

责

任

书

Liability Statement

深圳市流动人口和出租屋综合管理办公室印制

Shenzhen mobile population and rental housing management office

为贯彻执行《深圳市人民代表大会常务委员会关于加强房屋租赁安全责任的决定》，进一步明确房屋租赁安全责任，加强出租房安全管理，保障人民群众生命财产安全，根据相关法律、法规规定，特制订本责任书：

In order to implement “the decision of the Standing Committee of the Shenzhen Municipal People’s Congress on strengthening the responsibility for the safety of house lease”, further clarify the rental housing security responsibilities, strengthen rental housing safety management, ensure the safety of people’s lives and property. According to the relevant laws and regulations, particularly to draw up this lability satement.

一、本市行政区域内生产经营性用房（包括各类商品市场及其档位、柜台）、办公用房、住宅及其

他房屋的出租人和承租人为出租屋安全责任人。

The lessor and lessee of the production and business premises in the administrative area of the municipality (including all types of commodity markets and their stalls, counters), office space, housing and other housing.

二、出租人出租房屋应当有房屋权属证明或者市政府规定的其他证明文件。委托他人出租的，业主应当与受委托人签订书面委托协议，约定各自的安全责任。

The lessor shall have the certificate of the ownership of the house or other documents as required by the municipal government. If entrust others to rent, the owner shall sign a written entrustment agreement with the client, and shall agree on their respective safety responsibilities.

三、出租人应当保证用于出租的建筑物及其出口、通道、消防、燃气、电力设施等应符合有关法律、法规的规定以及有关行政部门规定的安全标准。法律、法规规定需取得相关许可证或者批准文件才允许出租的，出租人应当取得。

The lessor shall ensure that the exits, gallery , fire fighting, gas and electric facilities of the rental house shall conform to the provisions of the relevant laws and regulations as well as the safety standards prescribed by the relevant administrative departments. Where the relevant laws or regulations provide that the relevant license or approval documents are required to be allowed to be leased, the lessor shall obtain.

四、承租人利用出租房屋进行生产经营活动的，出租人应当要求其在开业前出示已办理消防手续的相关证明及工商业营业执照或者开业许可证书。

If the lessee use the rental house for production and business activities the lessor shall require him to produce the relevant certificate and the business license or certificate of business license before the opening.

五、出租人应当每季度不少于一次对出租房屋的安全使用情况和使用性质进行查看并做好书面记录，承租人予以配合并签字；因客观原因不能亲自查看的，应当委托他人查看。

The lessor shall inspect and make a written record on the safe use and use nature of rental house at least once per quarter. The lessee shall be combined with the signature. For objective reasons can not personally inspect, should entrust others to inspect.

六、出租人查看发现出租房屋存在安全隐患和承租人擅自改变房屋使用性质的情况，应当向出租屋综合管理机构或者其他有关行政部门报告。

If the lessor considers the existence of a hidden danger in the rental house and the lessee has changed the nature of the use of the house without authorization, it shall report to the comprehensive management office of the rental house or other relevant administrative departments.

七、承租人应当按照法律、法规的规定和房屋租赁合同的约定，安全合理使用房屋，不得擅自改变房屋的结构和使用性质：承租人发现出租房屋存在安全隐患的，应当立即通知出租人，并同时报告出租屋综合管理机构或者其他有关行政部门。

The lessee shall use the house safely and reasonably in accordance with the provisions of laws, regulations and housing lease contract, Shall not arbitrarily change the structure and use of housing properties. If the lessee find security risks in the rental house, the lessor shall be notified immediately, it also reports the comprehensive management office or other relevant administrative departments at the same time.

八、承租人不得擅自改变出租屋使用功能，利用出租屋从事旅馆业，餐饮、娱乐、网吧、作坊等经营性活动必须符合有关规定；

Lessee shall not arbitrarily change the use of rental house, if the lessee use the rental house engage in hotel industry, catering, entertainment, Internet bar, workshop and other operating activities, it should comply with the relevant provisions.

禁止，利用出租屋从事赌博、吸毒贩毒、卖淫嫖娼、制黄贩黄、伪造证件、承印非法出版物、制造销售假冒伪劣商品、窝藏犯罪人员、窝藏和销售赃物等违法犯罪行为；

It is prohibited to use the rental house engage in gambling, drug and drug trafficking, prostitution and whoring，pornographic, forged documents, print illegal publications, manufacture and sale of fake and shoddy goods, harboring criminals, harboring and selling stolen goods and other illegal and criminal behavior.

禁止利用出租屋从事传销或者变相传销、无照经营、无证开办诊所、非法行医或者非法从事再生

资源回收等违法活动；

It is prohibited to use the rental house engage in pyramid selling or disguised pyramid selling, unlicensed business activities, unlicensed clinics, illegal medical practice or illegal recycling of renewable resources or other illegal activities.

禁止利用出租屋从事无证职介、婚介、培训、房地产中介等诈骗活动；

It is prohibited to use the rental house engaged in unlicensed staffing, matchmaking, training, real estate intermediary and other fraud.

禁止利用住宅出租屋从事生产、储存、经营易燃、易爆、有毒、放射性等危险物品。

It is prohibit the use of residential rental house engaged in the production, storage, management of flammable, explosive, toxic, radioactive and other dangerous goods.

九、租赁双方应当协助和配合出租屋综合管理机构对出租房屋的安全检查和管理，如实提供相关材料和信息。

The two parties shall assist and cooperate with the comprehensive management office of the rental housing for the safety inspection and management of the rental house and truthfully provide relevant materials and information.

十、出租人或承租人未依法履行安全责任的，导致他人人身、财产受到损害的，受害人可以要求出租人或承租人依法承担相应的赔偿责任。

If the lessor or lessee fails to perform his duty of safety in accordance with the law, resulting in damage to the person or property of another person, the victim may require the lessor or lessee to bear the corresponding liability for compensation according to law.

出租人：（签章） 承租人：（签章）

Lessor: (signature) Shenzhen Xinque Digital Technology Co., Ltd, /s/ Guangping Zhu

Lessee: (signature) Shenzhen Porter Warehouse E-Commerce Co. Ltd., /s/ Zonghua Chen

受委托人、管理人：（签章） 联系电话：

Trustee, manager: (signature) Contact Number:

联系电话：

Contact Number:

August 1, 2016